UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2006
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 2, 2006, Starbucks Corporation (the “Company”) issued an earnings release announcing its financial results for the 13 weeks ended July 2, 2006. A copy of the earnings release is attached as Exhibit 99.1.
     Effective October 3, 2005, the Company adopted the fair value recognition provisions of Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payment” (“SFAS 123R”), requiring all stock-based compensation, including grants of employee stock options, to be recognized in the statement of earnings based on their fair values. The Company adopted this accounting treatment using the modified-prospective transition method, as permitted under SFAS 123R; therefore, results for prior periods have not been restated. Prior to the adoption of SFAS 123R, the Company accounted for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. In addition to disclosing financial results calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the attached press release (at page 10) includes certain “non-GAAP financial measures” under applicable SEC rules because they exclude the stock-based payment expense that is included in the directly comparable measures calculated in accordance with GAAP, to which the non-GAAP financial measures are reconciled in a table. The non-GAAP financial measures provided on page 10 of the attached press release and calculated in this manner are: cost of sales including occupancy costs, store operating expenses, other operating expenses, general and administrative expenses, operating income, earnings before income taxes, income taxes, net earnings and net earnings per common share–diluted. These non-GAAP financial measures are not a substitute for the reported GAAP measures and may be different from non-GAAP financial measures used by other companies.
     The Company’s management finds these non-GAAP financial measures useful, and believes they provide useful information to investors regarding the Company’s results of operations, because they have been prepared on a basis comparable to that used in prior periods. Management also uses the foregoing non-GAAP financial measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Company, both on a segment and on a consolidated basis. Management uses these non-GAAP financial measures to review financial results because the Company’s internal budgets and targets (including under the Company’s incentive compensation plans) for fiscal 2006 were established prior to the Company’s adoption of SFAS 123R. Therefore, assessing performance against those budgets and targets, and the related management reporting, requires exclusion of stock-based compensation expense. Management further believes that, where the adjustments used in calculating non-GAAP (pro forma) net earnings and net earnings per common share–diluted are based on specific, identified charges that impact different line items in the consolidated statement of earnings, investors may find it useful to know how these specific line items in the consolidated statement of earnings are affected by these adjustments. In particular, now that the Company has adopted SFAS 123R, management believes investors may find it useful to understand how the expenses recorded as a result of the adoption of SFAS 123R are reflected in its consolidated statement of earnings.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Earnings release of Starbucks Corporation dated August 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION
Dated: August 2, 2006	By:	/s/ Michael Casey
Michael Casey
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings release of Starbucks Corporation dated August 2, 2006